
RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Second Quarter FY2011
Earnings Conference Call
November 10, 2010
8:30 a.m. EST

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 16, 2010.

Conference Call Details





- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 800-642-1687, Conference ID#23455679
  - 706-645-9291, Conference ID#23455679 for international callers

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2012 Earnings Opportunities**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- During the first half of fiscal year 2011, we experienced a series of mechanical incidents on our vessels which collectively resulted in a cumulative financial expense that Management regards as non-recurring. While we normally experience and plan for ordinary course mechanical incidents on our vessels, the financial impact of these incidents far exceeded our historic experience and can be grouped into three distinct categories:
  - Approximately $1 million in repair costs below our insurance deductible limits
  - Approximately $1.3 million of assessments from one of our insurance carriers
  - 84 days of downtime, including 58 lost sailing days, which in conjunction with our inability to utilize certain of our vessels during periods when the repairs were made, created inefficiencies in our trade patterns equivalent to lost margin of $2.1 million.

- While we are not prepared to provide specific earnings guidance for the fiscal year ending March 31, 2011, the financial impact of the mechanical incidents experienced in the first half of fiscal year 2011, including repair costs after net insurance reimbursements, the foregone time and revenue, the insurance assessments and the inefficiencies created in trade patterns, will result in a shortfall of full year fiscal 2011 results compared to the prior year.

- Notwithstanding, we continue to believe that the long term fundamentals of the business and our end markets remain strong and as a result, these incidents will not have an impact on our future earnings potential.
  - As such, we are reaffirming our prior guidance of $0.90 to $1.00 of free cash flow per share commencing with the repowered Michipicoten reentering service in the spring of 2011, assuming no drastic change in economic conditions.

- Based on current customer demand, and taking into account the magnitude of the mechanical incidents experienced in the first half of this fiscal year, we remain confident in our ability to operate our fleet closer to our 3,300 sailing days per year theoretical maximum upon the launch of the repowered Michipicoten in fiscal 2012, as compared to fiscal 2011.

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- From an operational incident perspective, we are extremely disappointed with the performance of the fleet thus far in fiscal 2011. While we budget for operational incidents, the number and severity of the incidents that we have experienced this year has been unprecedented.

- As a management team, we have analyzed each of the incidents to understand what caused them and how they could have been prevented. Based on our review, we have concluded that we have not had a common deficiency in maintenance, oversight or processes.
  - Including our upcoming winter investments, we will have spent approximately $60 million on fleet modernization over the last five years and four of our vessels will have been repowered since 2000.
  - We have evaluated, and continue to review, all aspects of our operations, oversight and maintenance procedures to minimize the risk and cost of future incidents.
  - We continue to evaluate our risk and insurance programs to ensure we have optimal coverage to carefully balance premiums, coverage and variability of earnings impact from incidents.

- While demand for many of the commodities that we transport remains below their trailing five year averages, we experienced an overall increase in demand in our markets during the first half of the current sailing season, as compared to the same period last year, when a weakened economy delayed the start of the 2009 sailing season.

- As a result of increased customer demand, and despite the lost time due to the aforementioned mechanical incidents, we experienced a 10% increase in the number of sailing days, year-to-date, compared to the same year-ago period, which, in conjunction with a better product mix, resulted in a 6.8% increase in freight revenue, excluding the impact of currency.

- Currently, we are experiencing improving demand and expect it to extend through the remainder of our sailing season. As such, we are confident that sufficient demand exists to support the operation of our entire fleet through the remainder of the 2010 sailing season.

- The magnitude of the demand improvement varies across the markets that we serve.

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener





U.S.-Flag Dry-Bulk Cargo Carriage on the Great Lakes

(net tons in thousands)



Iron Ore
40,000
30,000
20,000
10,000
0
14,015
30,474
-2.1%
29,848
YTD Sept 2009
YTD 5-Yr Average
YTD Sept 2010



Salt
1,500
1,000
500
0
860
817
15.5%
945
YTD Sept 2009
YTD 5-Yr Average
YTD Sept 2010



Coal
0,000
5,000
0,000
5,000
0
13,810
16,986
-12.2%
14,909
YTD Sept 2009
YTD 5-Yr Average
YTD Sept 2010



Sand
400
200
0
199
256
-49.7%
128
YTD Sept 2009
YTD 5-Yr
YTD Sept 2010



Limestone
19,000
14,000
9,000
4,000
11,558
17,862
-17.2%
14,796
YTD Sept 2009
YTD 5-Yr Average
YTD Sept 2010



Grain
400
300
200
100
0
173
228
-18.8%
185
YTD Sept 2009
YTD 5-Yr Average
YTD Sept 2010

Rand total tonnage during the six months ended 9/30/10 decreased by 1.1%, excluding outside voyage charter, year-over-year due to the incidents.

* Data from Lake Carriers Association

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q2 FY2010



Slag 2.2%
Coke 0.9%
Pet Coke 0.5%
Grain 9.5%
Salt 13.5%
Aggregates 45.4%
Ore 14.2%
Coal 13.8%
Aggregates
Coal
Ore
Salt
Grain
Oxide
Slag
Coke
Pet Coke

Q2 FY2011



Oxide 1.2%
Slag 0.6%
Coke 0.5%
Pet Coke 0.2%
Grain 9.7%
Salt 11.6%
Aggregates 46.4%
Ore 13.4%
Coal 16.4%
Aggregates
Coal
Ore
Salt
Grain
Oxide
Slag
Coke
Pet Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview

Scott Bravener



Rand Tonnage by Cargo

Sept YTD FY2010



Slag 2.3%
Pet Coke 0.4%
Coke 0.8%
Grain 11.2%
Salt 14.9%
Aggregates 45.9%
Ore 13.0%
Coal 11.5%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Coke
Slice 9

Sept YTD FY2011



Slag 0.9%
Oxide 0.8%
Pet Coke 0.7%
Coke 0.3%
Grain 9.6%
Salt 11.8%
Aggregates 46.9%
Ore 14.1%
Coal 14.9%
Aggregates
Coal
Ore
Salt
Grain
Slag
Oxide
Pet Coke
Coke

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q2 FY2011 vs. Q2 FY2010

Sailing Days



1,150
1,050
950
850
1,000
1,081
8.1%
Q2 FY2010
Q2 FY2011

Marine Freight Revenue per Sailing Day



29,000
28,500
28,000
27,500
27,000
26,500
26,000
28,136
0.4%
28,035
Q2 FY2010
Q2 FY2011

Our vessel utilization equaled 97.9% of the theoretical maximum of 1,104 sailing days for the fiscal second quarter. However, we lost approximately 23 sailing days due to incidents.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Six Months Ended 09/30/10 vs. 09/30/10

Sailing Days



2,104
10%
1,912
2,100
1,900
1,700
1,500
Sept YTD FY2010
Sept YTD FY2011

Marine Freight Revenue per Sailing Day



28,500
28,000
27,500
27,000
26,500
26,000
27,905
2.1%
27,344
Sept YTD FY2010
Sept YTD FY2011

Our vessel utilization equaled 95.8% of the theoretical maximum of 2,196 sailing days for the six months ending September 30, 2010.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Our total sailing days increased 192 days, or 10%, to 2,104 sailing days during the six month period ended September 30, 2010 from 1,912 sailing days during the six month period ended September 30, 2009.

- The increase in sailing days was a result of stronger overall markets, including the sailing of the McKee Sons, which sailed only 45 days during the six month period ended September 30, 2009, offset by the loss of 58 sailing says due to mechanical incidents on five of our vessels during the six month period ended September 30, 2010.

- We also lost approximately 19 sailing days in October arising from repairs relating to these incidents.

Financial Overview
Joe McHugh



	Three months ended Sept 30, 2010	Three months ended Sept 30, 2009
Sailing Days	1,081	1,000
Freight Revenue/Sailing Day	$28,035	$28,136
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$18,294	$14,141
Repairs and Maintenance Expenses/Sailing Day	$ -	$ 63
G&A (in millions)	$ 2.3	$ 1.8
Average F/X Rate	$0.962 USD per CAD	$0.911USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Six months ended Sept 30, 2010	Six months ended Sept 30, 2009
Sailing Days	2,104	1,912
Freight Revenue/Sailing Day	$27,905	$27,344
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$17,604	$15020
Repairs and Maintenance Expenses/Sailing Day	$ 21	$ 375
G&A (in millions)	$ 4.7	$ 4.2
Average F/X Rate	$0.968USD per CAD	$0.883USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh

Operating Income Plus Depreciation and Amortization Bridge
Q2 FY2011 Actual vs. Q2 FY2010 Actual
(U.S. Dollars millions)



$14
$12
$10
$8
$6
$4
$2
$0
$12.2
$0.2
($1.3)
($1.1)
($0.7)
($0.6)
($0.5)
$8.2
Q2 FY2010 Actual
Currency Translation
Insurance Premium Assessment
Net Impact of Mechanical Incidents/Sailing Days
Repairs/Insurance Deductible
Net Fuel Impact
Administration
Q2 FY2011 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh

Operating Income Plus Depreciation and Amortization Bridge *
Sept YTD FY2011 vs. Sept YTD FY2010
(U.S. Dollars millions)



$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$19.1
$0.7
$0.6
$0.2
($1.3)
($1.0)
($0.7)
($0.6)
$17.0
Sept. YTD FY2010 Actual
Layup/Fitout
Currency Translation
Net Impact of Mechanical Incidents/Sailing Days
Insurance Premium Assessment
Repairs/Insurance Deductible
Admin.
Net Fuel Impact
Sept. YTD FY2011 Actual
Sept. YTD FY2010 Actual
Layup/Fitout
Currency Translation
Net Impact of Mechanical Incidents/Sailing Days
Insurance Premium Assessment
Repairs/Insurance Deductible
Admin.
Net Fuel Impact
Sept. YTD FY2011 Actual

* Excludes GE Amendment Fee of $446K incurred in FY2010

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh




Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in Q1 & Q2 of FY2010

RAND
LOGISTICS, INC.

Fiscal Year 2012 Earnings Opportunities
Ed Levy





<u>Repowering the Michipicoten</u>

- We are on track to begin the Michipicoten repowering project in December 2010 and estimate that the vessel will be fully operational in the spring of 2011.
  - The Michipicoten is the fourth vessel in our fleet to be repowered since the year 2000.
  - This continued investment ensures that we remain a leader within our industry in providing efficient, cost effective and environmentally responsible waterborne transportation services.
  - We believe that the returns from this investment are very attractive.

- Based on our experience with a similar vessel repowering in 2008, we estimate that this $15 million investment will generate an annual return on invested funds in the mid teens, which significantly exceeds our cost of debt capital.
  - We have all of the funds on hand to finance this capital improvement.

Fiscal Year 2012 Earnings Opportunities
Ed Levy



Outlook

- As a result of free cash flow generated from operations as well as the portion of the incremental term loan not used to finance the Michipicoten engine, we expect to have additional capital to deploy.
  - We are currently evaluating a number of potential investment opportunities.
  - We would expect each of these opportunities to allow us to generate unlevered returns in the mid-teens and therefore they would be accretive to the 90 cents to $1 free cash flow per share per year guidance that we have already presented.

- From a fleet growth perspective, for a modest amount, we have recently completed the purchase of a floating cement storage silo as a strategic spare asset.
  - We are actively evaluating the merits of refurbishing and adding it to our U.S. fleet over the medium term.
  - Management considers the acquisition of this asset as one option to cost effectively add Jones Act compliant capacity.
  - No investment decision has yet been made beyond the acquisition of the asset.
  - This former vessel is similar in size to the three existing Maritime Class vessels within our fleet.

RAND LOGISTICS, INC.